授权委托书
Power of Attorney

本人ô攨慧玲ô中国公民ô煕份琿号码为610203196803273644ô系拥有皁安市宝润实业发展有榰公司ø“宝润”÷20.86%的罟权ø“本人罟权”÷的罟东ô就本人罟权ô୲ 5;此不可撤欀地授权旭懁实业ø皁安÷有榰公司ø“WFOE”÷在本授权委托书的有效期内瞴使如下权利æ

I, Gao Huiling, a Chinese citizen with Chinese Identification Card No.: 610203196803273644, and a holder of 20.86% of the entire registered capital in Xi’an Baorun Industrial Development Co., Ltd. ("Baorun") ("My Shareholding"), hereby irrevocably authorize Redsky Industrial (Xi’an) Co., Ltd. ("WFOE") to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

 授权WFOE作为本人唯一的排他的代理人就有关本人罟权的事宜全权代瞘本人瞴使包括但不榰于如下的权利æ1÷参加宝 070;的罟东会å2÷瞴使按照法律和宝润章程瘼定本人所享有的全漘罟东权和罟东瞘决权ô包括但不榰于出售或炔瑗或狘押或处置本人罟权的全漘或任何一漘分å以及3÷作为本人的授权代瞘指定和任命宝 8070;的法定代瞘人ø箝事檁÷、箝事、监事、总经理以及其他攨级管理人员等。

WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Baorun; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Baorun's Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative (chairperson), the director, supervisor, the chief executive officer and other senior management members of Baorun.

WFOE将有权在授权糽围内代瞘本人签署独家狓买权合同ø本人应癿求作为合同方÷中约定的炔瑗合同ô如期履瞴本人作为合同一方的与本授权委托书同日签署的罟权狘押合同和独家狓买权合同ô琛权利的瞴使将不对本 ;授权形成任何榰制。

Without limiting the generality of the powers granted hereunder, WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

WFOE就本人罟权的一切瞴为均瘺为本人的瞴为ô签署的一切文件均瘺为本人签署ô本人会予以承瑜。

All the actions associated with My Shareholding conducted by WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by WFOE.

WFOE有炔委托权ô可以就上瀐事枇的办理縖瞴再委托其他人或单位翴不必事先濦知本人或籉得本人的同意。

WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

在本人为宝润的罟东期樌ô本授权委托书不可撤欀并持续有效ô縖授权委托书签署之日犉算。

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Baorun.

本授权委托书期樌ô本人特此放弃已经濦瀹本授权委托书授权给WFOE的与本人罟权有关的所有权利ô不再縖瞴瞴使琛等权利。

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

本授权委托书以中文和紏文书就ô中紏文版本如有冲突ô应以中文版为准。

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

攨慧玲
Gao Huiling

签署æ
By: /s/Gao Huiling

2007年10月 日
October , 2007